SFT Ivysm Growth Fund

a Series of Securian Funds Trust
Summary Prospectus    |    May 1, 2018
This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.securianfunds.com/prospectus. You can also get this information at no cost by calling (800) 995-3850 or by sending an e-mail request to policyservices@securian.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2018, are incorporated by reference into this summary prospectus and may be obtained free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks to provide growth of capital.
Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Fund Operating Expenses	0.97%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$99	$309	$537	$1,191
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.5% of the average value of its portfolio.
Summary Information        1

Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization, growth-oriented companies with above-average levels of profitability and that Ivy Investment Management Company (IICO), the Fund’s investment sub-adviser, believes have the ability to sustain growth over the long term. For the purposes of this Fund, large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth- oriented companies are those whose earnings IICO believes are likely to grow faster than the economy.
IICO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund and seeks to invest in companies that it believes possess, or have the potential to achieve dominant market positions and/or structural competitive advantages. IICO believes that these characteristics can help to mitigate competition and lead to more resilient and sustainable revenue and earnings growth.
IICO begins its investment process by screening large-capitalization companies based on profitability, and then attempts to focus on companies operating in large, growing, addressable markets (generally, the total potential markets for their goods and services) whose competitive market position IICO believes will allow them to grow faster than the general economy. The key factors IICO typically analyzes consist of: a company’s brand equity, proprietary technology, economies of scale, barriers to entry, strength of management, and level of competitive intensity; return of capital in the form of higher dividends or share repurchases; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. The Fund typically holds a limited number of stocks (generally 40 to 60).
Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In general, IICO may sell a security when, in IICO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management and/or poor use of resources. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Company Risk – A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
▲  Foreign Exposure Risk – The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
2        Summary Information

▲  Holdings Risk – The Fund typically holds a limited number of stocks (generally 40 to 60) and the Fund’s portfolio managers also tend to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities or if the Fund’s managers invested a greater portion of the Fund’s total assets in a larger number of stocks.
▲  Large Company Risk – Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.
▲  Management Risk – Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲  Market Risk – Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲  Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns
Summary Information        3

Best Quarter
1Q '17 | 8.88%
Worst Quarter
3Q '15 | -5.68%

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
SFT Ivysm Growth Fund (inception 5/1/14)	29.22%	—	—	13.00%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	17.32%	10.00%	—
Management
The Fund is advised by Securian Asset Management, Inc., formerly Advantus Capital Management, Inc., and sub-advised by IICO. ‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of IICO. Prior to May 1, 2018, Waddell & Reed Investment Management Company, an affiliate of IICO, was the sub-adviser for the Fund. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Bradley M. Klapmeyer Senior Vice President, IICO	August 1, 2016
Purchase and Sale of Fund Shares
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.
Taxes
For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.
Payments to Broker-Dealers and Other Financial Intermediaries
When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
4        Summary Information